UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the result of the Special Meeting referred to in Item 5.07 of this Form 8-K, the stockholders of Immunic, Inc. (the “Company“) approved an amendment to Article Four, Part A of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock, $0.0001 par value per share (the “Common Stock”), from 130,000,000 shares of Common Stock to 500,000,000 shares of Common Stock (the “Amendment”). The Amendment did not change the number of shares of preferred stock that the Company is authorized to issue. On March 5, 2024, the Company filed the Amendment with the Secretary of State of the State of Delaware, which became effective on March 6, 2024.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On March 4, 2024, the Company held a special meeting of stockholders (the “Special Meeting”). The total number of shares of Common Stock entitled to vote at the Special Meeting was 89,929,016 (outstanding on the record date of January 19, 2024), and there were present at the Special Meeting, in person or by proxy, 60,093,128 shares, which constituted a quorum for the Special Meeting. At the Special Meeting, the stockholders voted:

(1) to approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock from 130,000,000 shares to 500,000,000 shares;

(2) to approve an amendment to the Company’s Amended and Restated 2021 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for delivery under such plan by 1,000,000 shares to a total of 1,200,000 shares;

(3) to approve an amendment to the Company’s 2019 Omnibus Equity Incentive Plan, as Amended, to increase the number of shares of Common Stock authorized for issuance by 9,100,000 shares to a total of 19,448,871 shares; and

(4) to approve the repricing of outstanding stock options having an exercise price above $3.00 per share to the greater of $1.72 and 110% of the closing price on a future repricing date to be set by the Board of Directors.

The final results of the stockholders’ votes at the Special Meeting are set forth below:

Proposal 1: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
59,487,494	397,612	208,022	0

Proposal 2: Approval of an Amendment to the Company’s Amended and Restated 2021 Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
59,279,567	757,471	56,090	0

Proposal 3: Approval of an Amendment to the Company’s 2019 Omnibus Equity Incentive Plan, as Amended

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
52,994,383	6,866,888	231,857	0

Proposal 4: Approval of the Repricing of Certain Outstanding Stock Options

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
48,849,469	11,026,993	216,666	0

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Immunic, Inc., filed March 5, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 8, 2024	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
President and Chief Executive Officer